Exhibit 99.1

Thomas J. Stallings, CEO Glen Shipley, CFO Investor Presentation NASDAQCM: ESIC April 2008

Safe Harbor Statement This presentation contains forward-looking statements relating to the Company. These forward-looking statements relate to future events or our future financial performance and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expressed or implied by these forward-looking statements for a number of important factors. These factors include, among others, the successful development and introduction of new products and services, the successful integration of recent and future acquisitions, reliance on third party suppliers and ability to protect intellectual property. The Company can give no assurance as to whether these conditions will continue, or if they change, how such changes may affect the Company's current expectations. While the Company may, from time to time, revise its outlook or issue guidance, it assumes no obligation to do so. These forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. Additional information regarding these and other factors may be found in the Company's SEC filings, including without limitation, the Company's Form S-3 filed on September 19, 2007, Form 10-K filed on October 23, 2007 and Forms 10-Q filed on December 17, 2007 and March 17, 2008.

Company Overview EasyLink Services International Corporation (ESIC) Automates Critical Business Processes Services include: Web-based fax delivery and enterprise fax hosting Electronic data interchange (EDI) business-to-business exchanges Secure corporate e-mail Telex protocol transmissions Global customer base spans across a broad range of industries 15,000 businesses including a majority of the Fortune 100 companies New customers include the International Monetary Fund, Enterprise Rental Car, UPS, Citigroup, Bank of Tokyo, and Medco Over 1.5 million transactions managed daily on a hosted / outsourced basis

Company Overview On August 20, 2007, Internet Commerce Corporation completed the $70.8M acquisition of EasyLink Services Corporation Name changed to EasyLink Services International Corporation Approximately 360 employees worldwide Corporate headquarters in Norcross, Georgia Principal Offices in Dubai, France, Germany, India, UK, and USA Data Centers in GA, NJ, OH, and UK

Diverse and Global Customer Base

Financial Snapshot Six-Month Financial Highlights (fiscal year end of July 31): $44.64 million in revenue 70.7% gross margin $7.8 million in operating income $1.26 million in net income $12.58 million in adjusted EBITDA Full-Year Guidance: $90 million in revenue $22-$24 million in adjusted EBITDA

Experienced Management Team Thomas J. Stallings, CEO More than thirty-five years experience in sales, marketing, finance, and operations Has successfully led several private companies through strong growth and into profitability as well as through successful acquisitions by larger organizations Former president and COO of CoreHarbor; president and CEO of Cambar Software Inc.; and president and CEO of Analytika, Inc. Held management and executive positions at Oracle and IBM Glen Shipley, VP, CFO Over thirty years of financial and legal expertise in public accounting practices, corporate ethics, SEC regulations, mergers and acquisitions Former CFO of Melita International, Inc.; CFO and administrative officer of eshare communications.; CFO and secretary of Vanishing Point, Inc. CPA, member Washington state bar Kevin R. Maloney, SVP of Global Sales and Marketing More than thirty years of experience in technology sales and marketing in the Americas, Europe, the Middle East and Africa (EMEA), and Asia Pacific Former executive vice president of worldwide sales for Network General Corporation; vice president of worldwide sales for Check Point Software Technologies, Inc., Began career at IBM, with positions of increasing responsibility in sales and sales management

Service Line Segments Supply Chain Messaging On Demand Messaging East 0.525 0.475 52.5% 47.5% On Demand Messaging: Desktop Fax Messaging Fast growing enterprise segment International expansion Production Messaging Moderate market growth Web service integration Competitors: j2 Global, Premier Global Supply Chain Messaging: Value Added Network (VAN) Single Digit Historical Growth EDI Managed Services Outsourcing a growing segment Telex Largest supplier in a declining market Outsourcing and consolidation opportunities Competitors: GXS, Inovis, Sterling, SPS

Corporate Objective $250 Million in Revenue by 2010 10% to 15% year-over-year organic growth Participate in market growth of Enterprise Desktop Fax Strengthen sales team with domestic and international investments Pursue EDI Managed Services outsourcing deals Increase market awareness Deliver superior customer service and support Continuing acquisition opportunities Fragmented market ripe for consolidation Acquisition targets range from $5 to $300 million in revenue Potential candidates include: 20 targets in consolidating EDI segment 50 candidates in fax market Strong financial support for continued acquisitions from York Capital Management

On Demand Messaging Organic Opportunity Global Enterprise Desktop Fax Market is Growing 20% growth from 2005 to 2006 North America and Asia accounted for majority of total growth ESIC ranks in the top 3 in the Enterprise Desktop Fax market Key growth drivers: Outsourcing of fax machines and servers Compliance and security Source: Davidson Consulting 2007 Fax Market Survey 20% 14% 21% 39% 13%

Organic Growth in Supply Chain Messaging EDI Market Growth EDI Managed Services (including web-based and outsourced EDI) growth at approximately 15% EDI VAN growth approximately 3% to 5% Key growth drivers include: Outsourcing of EDI function International use of EDI

Acquisitions Successful track record in acquisitions 6 acquisitions since 2004 growing annual revenue from $11 million to over $90 million Successful integrations have resulted in profitable and diverse service offerings Adjusted EBITDA growing from $0 to an estimated $22 to $24 million for FY08 Actively consolidating EDI market with large number of participants Potential acquisitions include technology offerings that complement current suite of services such as Managed File Transfer and Document Capture & Management Potential strategic exit for shareholders

Benoit L'hereux B2Bi Analyst Gartner Group "Existing ICC and EasyLink customers should be encouraged by the combined company's increased size, international operations, and potential to improve economy of scale, which incrementally improves this vendor's overall viability. ICC now has a greater potential to challenge IaaS market segment leaders such as GXS, Inovis, and Sterling Commerce." What the Market is Saying ....

York Capital Management York Capital Management is an $11 billion NYC based fund ESIC issued $70 million in four-year senior secured convertible notes to York to finance the EasyLink acquisition Notes were evenly split between Series A and Series B and are convertible into class A common stock at $3.04 per share Interest rate on Series A is prime + 75 bps; on Series B is prime + 300 bps York is a strong backer of management and working partner that actively seeks to grow the Company

Investment Highlights ESIC is a leading provider of On Demand Messaging and Supply Chain Messaging The Company's global presence offers a competitive advantage Large and diverse customer base includes a majority of the Fortune 100 Recurring revenue model Proven management team with successful track record of integrating acquisitions and growing revenue with profitability Strong financial backer in York Capital Management High margin business -- greater than 70%